EXHIBIT 99.2


                       COLLATERAL ASSIGNMENT OF CONTRACTS

Assignee                Genesis Merchant Partners, LP
 (or "Genesis")         15 Valley Drive
                        Greenwich, Connecticut 06831

Assignors:              Nascent Wine Company, Inc.
("Assignor")            2355A Paseo de las Americas
                        San Diego, California 92154



Note Purchase Agreement:     Purchase Agreement dated March 31, 2008 between the
                             Assignee and the Assignor

         For valuable consideration received and to induce Assignee to grant the Extended Term as defined in the Senior Secured Promissory Note dated March 31, 2008 in the principal amount of $1,000,000 from Assignor to Genesis (the "Note"), Assignor and Assignee hereby agree as follows:

         1. Capitalized terms used herein which are not otherwise defined shall have the meaning as provided in the Note Purchase Agreement or the Note.

         2. The Extended Term, as defined in the Note, has been granted and the Maturity Date of the Note is hereby extended to March 31, 2009.

         3. The Assignor as further security for the payment and the performance of any obligations of Assignor to Assignee pursuant to the Transaction Agreements, hereby collaterally assigns, pledges, transfers and sets over unto the Assignee all of Assignor's right, title, and interest in and to the Assignor's rights and remedies in any of the following contracts entered into or held by the Assignor (collectively, the "Contracts"): (a) that certain Promissory Note ("Promissory Note"), dated July 15, 2008, AIP, Inc. to Assignor and in the principal amount of $1,000,000.00 (the "Note"), and (b) that certain Settlement Agreement dated June 30, 2008 by and between Assignor and Pasani, S.A. de C.V., and other parties (the "Settlement Agreement"). Both the Note and the Settlement Agreement are attached hereto and made a part hereof as Schedule
A. Collectively, AIP, Inc. and Pasani, S.A. de C.V. may be referred to as "Payors".

         4. This Assignment is made to further secure the Obligations as defined in the Security Agreement dated March 31, 2008. This Assignment shall terminate upon complete, indefeasible satisfaction of the Obligations as defined in the Security Agreement.


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         5. Assignor hereby immediately assigns to Assignee all payments and proceeds which Assignor will receive under the Contracts. Assignor and Payors shall each execute and deliver the Direction Letter regarding Payment of Proceeds attached hereto as Exhibit 1. Until all obligations to Assignee have been satisfied by Assignor in full, the Payors will be instructed to remit payment directly to Genesis on behalf of Assignor. Genesis shall provide account information to the Payors for such purpose. Any excess funds received by Assignee under the Contracts, in excess of the Obligations, shall be remitted back to Assignor within five (5) business days of the funds being received by Assignee. Payments received by Assignee hereunder shall be applied as provided in the Note. Other than the fact that each payment by the Payors received by Assignee shall reduce the amount payable by Assignor pursuant to the Note, this Assignment shall not affect Assignors' obligations to Genesis pursuant to any of the Transaction Agreements.

         6. Upon the occurrence of any Event of Default (as defined in the Transaction Documents), Assignee may, without notice or demand, elect to exercise any and all of Assignor's rights and remedies from time to time under any one or more Contracts without any interference or objection from Assignor.

         7. Upon the occurrence of an Event of Default, Assignee may without notice or demand, at its option, from time to time take over and enjoy the benefits of any one or more of the Contracts, to the same extent as Assignor might do. Assignor hereby releases Assignee from any and all claims which it has or might have against Assignee arising out of any of such actions by Assignee. Assignee may in connection with any and all of the foregoing powers, and without limiting the same, effect new Contracts, cancel or surrender existing Contracts, alter and amend the terms of and renew existing Contracts and Assignor hereby irrevocably appoints Assignee as its attorney in fact, coupled with an interest, to do all acts pertaining thereto in Assignor's place and stead.

         8. Nothing herein shall constitute a satisfaction of any indebtedness, liability or obligation, now or hereafter owed by Assignor to Assignee. Nothing herein contained shall be construed as making Assignee a mortgagee in possession, or as constituting a waiver or suspension by Assignee of its right to enforce payment of the debts or other obligations under the terms of any of the Transaction Agreements. Assignee is not the agent, partner, or joint venturer of either the Assignor or of any of the Governmental Authorities or other persons or entities.

         11. At the option of Assignee, except as otherwise provided herein, this Assignment may be enforced from time to time upon the occurrence and during the continuance of an Event of Default with or without order of any court and with or without appointment of a receiver, as Assignee shall determine. Assignee may also at any time cease to enforce this Assignment. Any failure on the part of the Assignee promptly to exercise any option hereby given or reserved shall not prevent the exercise of any such option at anytime thereafter. Assignee may pursue and enforce any remedy or remedies accorded to it herein independently of, in conjunction or concurrently with, or subsequent to its pursuit and enforcement of any other remedy or remedies which it may have under the Transaction Agreements or by law.

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         12. Assignor represents, warrants and covenants to and with the
Assignee as follows:

                  a. Assignor has the right to execute and deliver this Assignment;

                  b. Assignor has made no prior assignment, encumbrance of any kind or transfer of any Contracts and it will not assign, pledge or otherwise encumber the same without the prior written consent of Assignee;

                  c. The Contracts are subject to no defenses, setoffs or counterclaims whatsoever;

                  d. Assignor will not cancel, terminate or accept any surrender of any of the Contracts, or amend or modify the same in any material respect, without having obtained the prior written consent of Assignee;

                  e. Assignor will not waive or give any consent with respect to any default or variation in the performance of the Contracts, it will at all times take proper steps to enforce all of the provisions and conditions thereof and prevent the same from lapsing, and it will notify Assignee of any defaults under the Contracts;

                  f. No party is in breach of any Contract;

                  g. Assignor shall observe and perform all obligation imposed on it under the Contracts; will maintain the Contracts in full force and effect; will not do or permit to be done anything to impair the security thereof;

                  h. Assignor will exercise and diligently and promptly enforce its rights with the Contracts;

                  i. Assignor will not execute any other assignment of Assignor's interest in the Contracts;

                  j. Assignor will notify Assignee in writing of (i) any default by any party under any Contract, (ii) the giving of any notice by any party under or relative to any Contract to Assignor of any alleged default by Assignor, in the performance or observance of any of the terms of the Contract, or of the termination or expiration of any such Contract, together with a true copy of each such notice, and (iii) any other event or occurrence which could affect the Assignor's rights under the Contracts or the value thereof to the Assignee.

         13. Assignee shall not be liable for any loss or liability sustained by Assignor resulting from any act or omission in connection with Assignee's exercise of its rights and remedies hereunder, without exception. At no time prior to the express, voluntary assumption thereof by Assignee shall Assignee be obligated to perform or discharge any obligation or duty under any Contract. To the extent permitted by law, Assignor agrees to indemnify Assignee for any cost, expense, liability, loss or damage which may be incurred under any Contract or by reason of this Assignment or the exercise of Assignee's rights hereunder. In the event Assignee incurs any such cost, expense or liability referred to above or in the exercise of its rights hereunder in defense of any such claims or demands, the amount thereof, including costs and reasonable attorney's fees, shall be secured by this Assignment and the other Transaction Agreements and Assignor shall reimburse Assignee immediately therefor upon the demand of Assignee. The foregoing indemnity shall survive any release or termination of this Assignment.

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         14. Assignee may take or release other security for the Obligations or any part thereof secured by this Assignment, and may further release any party primarily or secondarily liable, and may apply any other security held by Assignee to the satisfaction of the Obligations or any part thereof without prejudice to any rights under this Assignment.

         15. Nothing contained in this Assignment nor any act done or omitted by Assignee pursuant to the terms of this Assignment shall be deemed a waiver by Assignee or any of rights or remedies under any of the Transaction Agreements and this Assignment is executed without prejudice to any rights or remedies possessed by Assignee under the terms of any other instruments, whether referred to herein or otherwise or under applicable law. The right of Assignee to collect the principal, interest and other indebtedness secured by this Assignment, and to enforce any other security, may be exercised by Assignee prior or subsequent to any action taken under this Assignment. All rights and remedies of the Assignee however arising or created are cumulative and not exclusive.

         16. MISCELLANEOUS PROVISIONS.

                  a. ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Genesis' interests in and rights under this Agreement and other Transaction Agreements are freely assignable, in whole or in part, by Genesis. In addition, nothing in this Agreement or any of the Transaction Agreements shall prohibit Genesis from pledging or assigning this Agreement or any of the Transaction Agreements or any interest therein. Assignor shall not assign its rights and interest hereunder without the prior written consent of Genesis, and any attempt by Assignor to assign without Genesis' prior written consent is null and void. Any assignment shall not release Assignor from the Obligations.

                  b. APPLICABLE LAW; CONFLICT BETWEEN DOCUMENTS, JURISDICTION. This Agreement shall be governed by and interpreted in accordance with federal law and, except as preempted by federal law, the laws of the state named in Genesis' address on the first page hereof without regard to that state's conflict of laws principles. If the terms of this Agreement should conflict with the terms of any Note Purchase Agreement or any commitment letter that survives closing, the terms of this Agreement shall control. The state or federal courts located in Connecticut shall have exclusive jurisdiction to hear and determine any claims or disputes pertaining to this Agreement or to any matter arising out of or related to this Agreement; PROVIDED, that any appeals from those courts may have to be heard by a court located outside of Connecticut. The parties expressly submit and consent in advance to such jurisdiction in any action or suit commenced in any such court, and waive any objection which they may have based upon lack of personal jurisdiction, improper venue or FORUM NON CONVENIENS and hereby consent to the granting of such legal or equitable relief as is deemed appropriate by such court. The parties hereby waive personal service of the summons, complaint and other process issued in any such action or suit and agrees that service of such summons, complaints and other process may be made as set forth in the Notice section below.

                  c. SEVERABILITY. If any provision of this Agreement or of the other Transaction Agreements shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or other such document.

                  d. NOTICES. Any notices to Assignor shall be sufficiently given, if in writing and mailed or delivered to the Assignor's address shown above or such other address as provided hereunder and to Genesis, if in writing and mailed or delivered to Genesis Merchant Partners L.P., 15 Valley Drive, Greenwich, Connecticut 06831 or such other address as Genesis may specify in writing from time to time with a copy to Jonathan M. Wells, Esq., Gilbride, Tusa, Last & Spellane LLC, 31 Brookside Drive, Greenwich, Connecticut 06830. In the event that Assignor changes Assignor's address at any time prior to the date the Obligations are paid in full, Assignor agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid.

                  e. PLURAL; CAPTIONS. All references in the Transaction Agreements to Genesis, Assignor, Assignee, a person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term "person" shall mean any individual, person or entity. The captions contained in the Transaction Agreements are inserted for convenience only and shall not affect the meaning or interpretation of the Transaction Agreements.

                  f. BINDING CONTRACT. Assignor by execution of and Genesis by acceptance of this Agreement agree that each party is bound to all terms and provisions of this Agreement.

                  g. JOINT AND SEVERAL OBLIGATIONS. If there is more than one Assignor, each is jointly and severally obligated.

                  h. FEES AND TAXES. Assignor shall promptly pay all documentary, intangible recordation and/or similar taxes on this transaction whether assessed at closing or arising from time to time.

                  i. LIMITATION ON LIABILITY; WAIVER OF PUNITIVE DAMAGES. EACH OF THE PARTIES HERETO, INCLUDING GENESIS BY ACCEPTANCE HEREOF, AGREES THAT IN ANY JUDICIAL, MEDIATION OR ARBITRATION PROCEEDING OR ANY CLAIM OR CONTROVERSY BETWEEN OR AMONG THEM THAT MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE TRANSACTION AGREEMENTS OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN OR AMONG THEM OR THE OBLIGATIONS EVIDENCED HEREBY OR RELATED HERETO, IN NO EVENT SHALL ANY PARTY HAVE A REMEDY OF, OR BE LIABLE TO THE OTHER FOR, (1) INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR (2) PUNITIVE OR EXEMPLARY DAMAGES. EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH PROCEEDING, CLAIM OR CONTROVERSY, WHETHER THE SAME IS RESOLVED BY ARBITRATION, MEDIATION, JUDICIALLY OR OTHERWISE.

                  j. FINAL AGREEMENT. This Agreement and the other Transaction Agreements represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent agreements of the parties. There are no unwritten agreements between the parties.

                  k. EACH PARTY ACKNOWLEDGES THAT THE TRANSACTIONS REPRESENTED BY THIS AGREEMENT ARE COMMERCIAL TRANSACTIONS.


                  l. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY BY EXECUTION HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE TRANSACTION AGREEMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO GENESIS TO ACCEPT THIS AGREEMENT. EACH OF THE PARTIES AGREES THAT THE TERMS HEREOF SHALL SUPERSEDE AND REPLACE ANY PRIOR AGREEMENT RELATED TO ARBITRATION OF DISPUTES BETWEEN THE PARTIES CONTAINED IN ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT HERETOFORE EXECUTED IN CONNECTION WITH, RELATED TO OR BEING REPLACED, SUPPLEMENTED, EXTENDED OR MODIFIED BY, THIS AGREEMENT.

                            [Signature Page Follows]

         IN WITNESS WHEREOF Assignor has caused this Assignment to be executed under seal as of the ____ day of October, 2008.

                                            ASSIGNORS:
                                            Nascent Wine Company, Inc.


/s/ signature                               By: /s/ Peter V. White, CFO
----------------------------------              --------------------------------
Witness


                                            ASSIGNEE:
                                            Genesis Merchant Partners, LP


/s/ Theresa M. Bildt                        By: /s/ signature
----------------------------------              --------------------------------
Witness

                                   SCHEDULE A

    Attach:
    -------
1. Promissory Note
2. Settlement Agreement

                                    EXHIBIT 1
                                    ---------

                           Nascent Wine Company, Inc.
                           2355 Paseo De Las Americas
                           San Diego, California 92154


                                October __, 2008

VIA FEDERAL EXPRESS

AIP, Inc.
318 Indian Trace #454
Weston, Florida 33326

         Re: Direction Letter Regarding Payments of Proceeds Pursuant to that Certain Promissory Note ("Note") dated July 15, 2008 between Nascent Wine Company, Inc. ("Nascent") and AIP, Inc. ("AIP")

Ladies and Gentlemen:

         The undersigned has authorized Genesis Merchant Partners, L.P. ("Genesis") to receive all payments to which the undersigned is entitled under the Note.

         By this letter, you are hereby directed (1) to make all checks, in payment of sums due to Nascent under the Note, payable to the order of "Genesis Merchant Partners, LP", and (2) to deliver such checks or otherwise make such payments to the following address:

                          Genesis Merchant Partners, LP
                                 15 Valley Drive
                          Greenwich, Connecticut 06831

         The foregoing direction is irrevocable, except with the written consent of Genesis (or its successors or assigns), notwithstanding any future contrary request or direction from the undersigned or any other person (other than Genesis (or its successors or assigns)). Please execute the enclosed copy of this letter and return to the undersigned to confirm receipt and acceptance. Thank you for your cooperation.

                                             Nascent Wine Company, Inc.

                                             By:
                                                 -------------------------------


                                             Agreed to and Accepted by
                                             AIP, Inc.

                                             By:
                                                 -------------------------------

                           Nascent Wine Company, Inc.
                           2355 Paseo De Las Americas
                           San Diego, California 92154

                                October ___, 2008

VIA FEDERAL EXPRESS

Pasani, S.A. de C.V.
20770 Highway 281
Suite 108-494
San Antonio, Texas 78258

         Re: Direction Letter Regarding Payments of Proceeds Pursuant to that Certain Settlement Agreement ("Settlement Agreement") dated June 30, 2008 between Nascent Wine Company, Inc. ("Nascent") and Pasani, S.A. de C.V. and other parties ("Pasani") as referenced by the Settlement Agreement

Ladies and Gentlemen:

         The undersigned has authorized Genesis Merchant Partners, LP ("Genesis") to receive all payments of cash or additional funds to which the undersigned is entitled under the Settlement Agreement. Payments to be made in inventory to the undersigned under the Settlement Agreement should continue to be directed to the undersigned.

         By this letter, you are hereby directed (1) to make all checks, in payment of sums due to Nascent under the Settlement Agreement, payable to the order of "Genesis Merchant Partners, LP", and (2) to deliver such checks or otherwise make such payments to the following address:

                          Genesis Merchant Partners, LP
                                 15 Valley Drive
                          Greenwich, Connecticut 06831

         The foregoing direction is irrevocable, except with the written consent of Genesis (or its successors or assigns), notwithstanding any future contrary request or direction from the undersigned or any other person (other than Genesis (or its successors or assigns)). Please execute the enclosed copy of this letter and return to the undersigned to confirm receipt and acceptance. Thank you for your cooperation.


                                             Nascent Wine Company, Inc.

                                             By:
                                                 -------------------------------


                                             Agreed to and Accepted by
                                             Pasani, S.A. de C.V.

                                             By:
                                                 -------------------------------